UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

proxy statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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Red Mountain Resources, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

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RED MOUNTAIN RESOURCES, INC.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 30, 2012

To the Shareholders of Red Mountain Resources, Inc.:

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Red Mountain Resources, Inc., a Florida corporation (the “Company”), will be held at the Company’s offices located at 2515 McKinney Avenue, Dallas, TX 75201 on October 30, 2012, at 10:00 a.m., local time, for the following purposes:

(1)	To elect five directors to serve for the ensuing year and until their successors are elected and qualified.
(2)	To approve the Company’s 2012 Long-Term Incentive Plan.
(3)	To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

The Company’s board of directors unanimously recommends that you vote FOR the election of each of the nominees for directors and FOR the approval of the Company’s 2012 Long-Term Incentive Plan.

The Company’s board of directors has fixed the close of business on September 14, 2012 as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof. Only shareholders of record at the close of business on September 14, 2012 will be entitled to attend and vote at the meeting and any postponements or adjournments thereof.

You are encouraged to attend the annual meeting. Whether or not you expect to attend, we urge you to mark, sign, date, and return the enclosed proxy card as soon as possible in the enclosed envelope. If you are the beneficial owner of shares held in street name in an account at a brokerage firm, bank or other nominee holder, you should follow the directions provided by that organization regarding how to instruct the organization to vote your shares. If your shares are held in street name and you wish to vote your shares in person at the annual meeting, you must obtain a valid legal proxy from your broker, bank or other nominee holder.

By Order of the Board of Directors

Alan W. Barksdale
Chairman of the Board

Dallas, Texas
September 26, 2012

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held October 30, 2012: This notice, the proxy statement, a proxy card and our annual report on Form 10-K for the fiscal year ended May 31, 2012 are available at the Company’s website at www.redmountainresources.com/investor-information.

i

RED MOUNTAIN RESOURCES, INC.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201

PROXY STATEMENT

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Red Mountain Resources, Inc., a Florida corporation (the “Company,” “Red Mountain,” “we,” “us” or “our”), from the holders of outstanding shares of our common stock for use at the Annual Meeting of the Shareholders (the “Annual Meeting”) to be held on October 30, 2012, at 10:00 a.m., local time, at the Company’s principal executive offices located at 2515 McKinney Avenue, Dallas, TX 75201, and any adjournments or postponements thereof.

This proxy statement along with the accompanying notice of annual meeting, our annual report on Form 10-K for the fiscal year ended May 31, 2012 and a form of proxy card are being mailed on or about September 28, 2012 to shareholders of record on September 14, 2012 (the “Record Date”). We are bearing all costs of this solicitation.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

The following are some of the questions you, as a shareholder, may have about these proxy materials and answers to those questions. The following is not meant to be a substitute for the information contained in the remainder of this proxy statement, and the information contained below is qualified by the more detailed descriptions and explanations contained elsewhere in this proxy statement. We urge you to carefully read this entire proxy statement prior to making any decision on whether to grant, withhold or revoke any proxy.

Why am I receiving these proxy materials?

We have made these materials available to our shareholders of record on the Record Date in connection with the Board’s solicitation of proxies for use at the Annual Meeting to be held on October 30, 2012. Our records indicate that you were a shareholder of record on the Record Date.

What is included in the proxy materials?

These materials include:

•	This proxy statement along with the accompanying notice of annual meeting;
•	The Company’s annual report on Form 10-K for the fiscal year ended May 31, 2012, as filed with the Securities and Exchange Commission (the “SEC”) on September 13, 2012; and
•	A proxy card with voting instructions for the Annual Meeting.

What items will be voted on at the Annual Meeting?

The following proposals will be presented for shareholder consideration and voting at the Annual Meeting:

•	To elect five directors to serve for the ensuing year and until their successors are elected and qualified.
•	To approve the Company’s 2012 Long-Term Incentive Plan (referred to as the “Incentive Plan” and the proposal referred to also as the “Incentive Plan Proposal”).
•	To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	FOR each of the nominees to the Board named in this proxy statement.
•	FOR the approval of the Incentive Plan.

What is the effect of giving a proxy?

Proxies in the form enclosed are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxies by our board of directors. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by our Board will vote your shares at the meeting as specified in your proxy.

If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR each of the Board’s nominees for director (Proposal 1) and FOR the Incentive Plan Proposal (Proposal 2).

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on the Record Date will be entitled to vote by proxy or attend and vote in person at the Annual Meeting and any postponements or adjournments thereof. As of the Record Date, we had issued and outstanding 86,884,463 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the Record Date.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Some of our shareholders hold their shares in street name — that is, such shareholders hold their shares through an account at a brokerage firm, bank or other nominee holder, rather than holding shares in their own names. As summarized below, there are some differences in the voting procedures applicable to you if your shares are held in street name.

Shareholder of Record.  If on the Record Date, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered a shareholder of record with respect to those shares, and we sent the proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the proxy card to us by mail or by facsimile or by voting over the Internet. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return a proxy card by mail or by facsimile or vote over the Internet to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name.  If on the Record Date, your shares were held in street name in an account at a brokerage firm, bank or other nominee holder, then you are considered the beneficial owner of the shares and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct the organization on how to vote the shares held in your account. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

Under applicable rules of national securities exchanges, brokers generally may, in the absence of instructions from the beneficial owner, vote shares held in street name as to any “routine” matter. However, in the absence of instructions from the beneficial owners, brokers may not vote on any “non-routine” matters, which results in a “broker non-vote.” Broker non-votes will be counted as present at the Annual Meeting for purposes of determining a quorum, but will not be treated as votes cast in favor of or against any of the proposals.

Both proposals discussed in this proxy statement are considered “non-routine” matters. Accordingly, if you do not give your broker, bank or other nominee holder any instructions on how to vote your shares, a “broker non-vote” will result for both of these proposals.

How do I vote?

If you are a shareholder of record, there are four ways to vote:

•	By Internet. You may vote by proxy via the Internet at the website address provided on the enclosed proxy card.
•	By telephone. You may vote by proxy by calling the toll-free number provided on the enclosed proxy card.
•	By mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.
•	In person. If you are a shareholder of record, you may vote in person at the Annual Meeting. If you desire to vote in person at the Annual Meeting, please request a ballot when you arrive.

If you are a beneficial owner of shares held in street name, you should follow the directions provided by your broker, bank or other nominee holder regarding how to instruct such organization to vote your shares. If your shares are held in street name, you will not be able to vote in person at the Annual Meeting unless you obtain a valid legal proxy from such organization.

Can I change my vote after I have voted?

If you are a shareholder of record, you may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. Proxies may be revoked by:

•	delivering a written revocation of the proxy to the Company’s corporate secretary before the annual meeting at 2515 McKinney Avenue, Dallas, Texas 75201;
•	submitting a later-dated proxy by mail or by voting over the Internet or telephone; or
•	appearing at the Annual Meeting and voting in person.

Attendance at the annual meeting will not, in and of itself, constitute revocation of a proxy. You must vote in person in order to revoke your proxy.

If you are a beneficial owner of shares held in street name, you may revoke your voting instructions only by following the directions received from your broker, bank or other nominee holder describing how to change your instructions.

What is a quorum?

A quorum is the minimum number of shares that must be present in order to transact business at the Annual Meeting. A majority of the shares of our common stock entitled to vote, represented in person or by proxy, shall constitute a quorum. As of the Record Date, there were 86,884,463 shares of our common stock outstanding; therefore, 43,442,232 shares must be present to transact business at the Annual Meeting. Your stock will be counted towards the quorum only if you submit a valid proxy (or, if you are the beneficial owner of shares held in street name, a valid proxy is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How many votes are required to adopt the Annual Meeting proposals?

If a quorum is present at the meeting as determined in the manner explained above, then the required votes for each proposal are as follows:

•	Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at the Annual Meeting. There are no cumulative voting rights. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes in favor of any nominee.

•	For the Incentive Plan Proposal and any other proposal to be approved, it will be approved only if the number of votes cast in favor of such proposal exceeds the number of votes cast opposing such proposal. Broker non-votes and abstentions, if any, will not be counted as votes cast in favor of or against such matters and accordingly, will have no effect on the outcome of the vote.

How can I attend the Annual Meeting?

Only shareholders of record at the close of business on the Record Date, their proxy holders and our invited guests may attend the Annual Meeting and any adjournments or postponements thereof. If you plan to attend, please mark the appropriate box on your proxy card and return it to us promptly. In order to be admitted to the Annual Meeting, please bring identification and, if you hold shares in street name, your bank or broker statement showing your beneficial ownership of our common stock. If your shares are held in street name and you wish to vote your shares in person at the annual meeting, you must obtain a valid legal proxy from your bank, broker or other nominee holder.

Who is bearing the costs of this proxy solicitation?

The Company will bear the costs of soliciting proxies from its shareholders. Directors, officers and other employees of the Company, not specifically employed for this purpose, may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or other means of communication. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting in a current report on Form 8-K within four business days after the Annual Meeting.

Who should I call if I have questions about the solicitation?

If you have questions about the Annual Meeting, including questions about the procedures for voting your shares, you should contact:

RED MOUNTAIN RESOURCES, INC.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201
Attention: Stephen Evans, Corporate Secretary
Telephone: (214) 871-0400

PROPOSAL 1
ELECTION OF DIRECTORS

Our Board is comprised of five directors. Pursuant to our bylaws, our directors serve for one year terms and are subject to annual election by the shareholders. Each director elected at an annual meeting of shareholders holds office until the next annual meeting, or until a successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

The Board has nominated Alan W. Barksdale, Lynden B. Rose, Paul N. Vassilakos, Richard Y. Roberts and Randell K. Ford for election at the Annual Meeting. Each of the nominees is currently a member of the Board. The Board expects that each nominee will be able to stand for election and serve on the Board, but should any nominee become unable to serve, or for good cause will not serve, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute candidate nominated by the Board.

Each of the director nominees has provided the Company with the benefit of his experience and service since his appointment to the Board. We believe that the combination of the various qualifications, skills and experiences of our directors contribute to the effectiveness and orderly functioning of our board and that, individually and as a whole, our directors possess the necessary qualifications to provide effective oversight of our business and quality advice to our management. For more information about the unique qualifications and experience of each nominee, please see the subsection entitled “Information about the Company’s Management — Directors and Executive Officers.”

Vote Required

Directors are elected by a plurality of the votes cast by the shares entitled to vote on the election of directors at the Annual Meeting. Broker-non votes and abstentions will not count as votes in favor of any nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RE-ELECTION OF THE CURRENT DIRECTORS OF THE COMPANY AS LISTED ABOVE.

INFORMATION ABOUT THE COMPANY’S MANAGEMENT

Directors and Executive Officers

The following sets forth information about the Company’s directors and executive officers:

Name	Age	Position
Alan W. Barksdale	35	President, Chief Executive Officer and Director
Hilda D. Kouvelis	49	Chief Accounting Officer and Executive Vice President
Tommy W. Folsom	58	Executive Vice President and Director of Exploration and Production of RMR Operating, LLC
Lynden B. Rose	51	Director
Paul N. Vassilakos	35	Director
Richard Y. Roberts	61	Director
Randell K. Ford	62	Director

Alan W. Barksdale has been our President, Chief Executive Officer and a director since June 2011 and served as our Interim Acting Chief Financial Officer from June 2011 to August 2011. Mr. Barksdale has also served as President of Black Rock Capital, Inc., our wholly owned subsidiary (“Black Rock”), since its inception. Mr. Barksdale has also been the owner and president of The StoneStreet Group, Inc. (“StoneStreet”) and president and manager of StoneStreet Operating Company, LLC (“StoneStreet Operating”), advisory and management services and merchant banking firms, since 2008. Mr. Barksdale has also been the president of AWB Enterprises, Inc., a holding company that owns a percentage of StoneStreet, since November 2011. From January 2004 to April 2010, Mr. Barksdale served as a director in the Capital Markets Group of Crews & Associates, an investment banking firm. From August 2003 to October 2003, Mr. Barksdale served as an investment banker at Stephens Inc., an investment banking firm. From 2002 to 2003, Mr. Barksdale was an investment banker at Crews & Associates. Mr. Barksdale has served as the non-executive chairman of the board for Cross Border Resources, Inc. (“Cross Border”), an oil and gas exploration company, since May 2012. We believe that Mr. Barksdale’s experience in operating, managing, financing and investing in more than 100 wells in Louisiana, Mexico and Texas, combined with his over ten years of capital markets experience and contacts and relationships, provides our Board of Directors with management and operational direction.

In 2004, the National Association of Securities Dealers, Inc. (“NASD”) alleged that Mr. Barksdale solicited an attorney to make contributions to officials of an issuer with which Stephens Inc. was engaging in municipal securities business when Mr. Barksdale was employed as an investment banker of Stephens Inc. Without admitting or denying the allegations, Mr. Barksdale entered into an acceptance, waiver and consent decree that provided for a 30-day suspension from associating with any NASD member and a $5,000 fine.

Hilda D. Kouvelis has served as our Chief Accounting Officer since February 2012 and was appointed Executive Vice President in July 2012. Ms. Kouvelis has more than 25 years of industry accounting and finance experience. From January 2005 until June 2011, she was employed with TransAtlantic Petroleum Ltd., an international oil and natural gas company engaged in the acquisition, exploration, development and production of oil and natural gas, serving as its Chief Financial Officer from January 2007 until April 2011 and as its Vice President from May 2007 to April 2011. She also served as its controller from January 2005 to January 2007. Since leaving TransAtlantic Petroleum Ltd. in June 2011, she has been a private consultant advising on accounting matters and acquisitions. Prior to joining TransAtlantic Petroleum, Ms. Kouvelis served as Controller for Ascent Energy, Inc. from 2001 to 2004 and as Financial Controller for the international operations at the headquarters of PetroFina, S.A. in Brussels, Belgium from 1998 through 2000.

Tommy W. Folsom has been Executive Vice President and Director of Exploration and Production of RMR Operating, LLC, our wholly owned subsidiary (“RMR Operating”), since August 2012 and served as our Executive Vice President and Director of Exploration and Production from September 2011 to August 2012. Mr. Folsom is the founder of Enerstar Resources O & G, LLC (“Enerstar”), an oil company involved in the drilling, re-completion, re-entry and acquisition of properties and leases in the United States, and has served as its President since its formation in 1994. From 1996 to August 2011, Mr. Folsom served as the Operations Manager of Murchison Oil and Gas, Inc., a privately-held independent oil and gas company engaged in the acquisition, development and production of oil and gas resources in the United States.

Lynden B. Rose has been a director since February 2011 and served as our corporate secretary from March 2011 to August 2012. Mr. Rose has been a partner in the law firm of Stanley, Frank & Rose, LLP in Houston since 2007. Since 1992, he also has served as counsel to The Rose Law Firm. From 2004 until 2007, Mr. Rose was a partner in the law firm of Lynden B. Rose, P.C. Since 2003, Mr. Rose has also served as President of LM Rose Consulting Group, and since 1991, as President of Rose Sports Management, Inc. Mr. Rose has served as a director of Latitude Solutions, Inc., which specializes in the development and deployment of water remediation technologies, since April 2011. Mr. Rose has served as secretary and a director of Rio Bravo Oil, Inc., which is engaged in the acquisition, development, and exploration of oil and natural gas properties, since February 2012. As an experienced attorney and member of the Oil, Gas and Energy Resources Law Section of the State Bar of Texas, we believe that Mr. Rose adds to our Board of Directors his legal perspective in the oil and gas industry.

Paul N. Vassilakos has been a director since October 2011. Mr. Vassilakos also previously served as our interim President and Chief Executive Officer from February 2011 to March 2011. From November 2011 through February 2012, Mr. Vassilakos served as Chief Executive Officer, Chief Financial Officer and director of Soton Holdings Group, Inc., a publicly held company now known as Rio Bravo Oil, Inc. Mr. Vassilakos has been the assistant treasurer of Cullen Agricultural Holding Corp. (“CAH”) since October 2009. CAH is a development stage agricultural company which was formed in connection with the business combination between Triplecrown Acquisition Corp. and Cullen Agricultural Technologies, Inc. in October 2009. In July 2007, Mr. Vassilakos founded Petrina Advisors, Inc., a privately held advisory firm providing investment banking services, and has served as its president since its formation. Mr. Vassilakos also founded and, since December 2006, serves as the vice president of Petrina Properties Ltd., a privately held real estate holding company. From February 2002 through June 2007, Mr. Vassilakos served as vice president of Elmsford Furniture Corp., a privately held furniture retailer in the New York area. From July 2000 through January 2002, Mr. Vassilakos was an Associate within the Greek Coverage Group of Citigroup’s UK Investment Banking Division. From July 1998 through July 2000, Mr. Vassilakos was an Analyst within the Industrial Group of Salomon Smith Barney’s New York Investment Banking Division. Mr. Vassilakos has also served on the board of directors of Cross Border since May 2012. We believe that Mr. Vassilakos brings extensive public company and capital markets experience, as well as his professional contacts and experience, to our Board of Directors.

Richard Y. Roberts has been a director since October 2011. Since March 2006, Mr. Roberts has been a principal of Roberts, Raheb & Gradler LLC, a regulatory and legislative consulting firm that he co-founded. He was a partner with Thelen Reid & Priest LLP, a national law firm, from January 1997 to March 2006. From August 1995 to January 1997, Mr. Roberts was a consultant at Princeton Venture Research, Inc., a private consulting firm. From 1990 to 1995, Mr. Roberts was a commissioner of the SEC. Mr. Roberts is currently a director of CAH. He was a director of Nyfix, Inc. from September 2005 to December 2009, a director of Endeavor Acquisition Corp. from July 2005 to December 2007, a director of Victory Acquisition Corp. from January 2007 to April 2009 and a director of Triplecrown Acquisition Corp. from June 2007 to October 2009. We believe that Mr. Roberts’ experience at the SEC, and his experience as a director of other public companies, as well as his professional contacts and relationships, provides our Board of Directors with necessary insight into the requirements and needs of an emerging public company.

Randell K. Ford has been a director since November 2011. Mr. Ford has worked in the oil and gas industry for over 40 years. Since 1993, Mr. Ford has been the President of R. K. Ford and Associates, Inc., a consulting firm based in the Permian Basin in Midland, Texas that specializes in drilling, engineering and completion of oil and gas wells. Mr. Ford has also been a partner in Western Drilling Inc., an onshore drilling services company, since March 2010. While serving as President, Division Drilling Engineer, Principal and various other oilfield service positions, Mr. Ford has drilled, managed, consulted or invested in over 4,000 wells located domestically in 18 states and internationally in 12 countries. Mr. Ford has also served on the board of directors of Cross Border since May 2012. We believe our Board of Directors benefits from Mr. Ford’s operational expertise, stemming from his over 40 years of experience in the oil and gas industry.

Director Independence

The standards relied upon the Board in determining whether a director is “independent” are those set forth in the rules of the NYSE MKT LLC (formerly, NYSE Amex). The NYSE MKT LLC generally defines “independent directors” as a person other than an executive officer or employee of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these standards, our Board of Directors has determined that Messrs. Rose, Vassilakos and Roberts are our independent directors.

Board Committees

We do not have separate standing audit, nomination or compensation committees as we are not required to have such committees at this time, and therefore do not have charters for any board committees. Our three independent directors, Messrs. Roberts, Rose and Vassilakos, perform the functions of our audit, nominating and compensation committees.

Audit Committee Functions

Our independent directors, performing the functions of our audit committee, do not have an audit committee charter. Our Board has not determined that we have an “audit committee financial expert,” as defined in SEC rules, serving on the Board as we are not required to do so at this time. However, the Board believes that our independent directors have sufficient knowledge in financial and auditing matters to perform the functions of our audit committee. The Board accordingly does not believe it is necessary at this time to recruit a new director in order to name an audit committee financial expert.

Report of the Independent Directors Performing the Functions of the Audit Committee

Our independent directors, performing the functions of our audit committee, have:

•	Reviewed and discussed the audited financial statements with management;
•	Discussed with the independent auditors of the Company the matters requiring discussion by Statement on Auditing Standards (SAS) No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and
•	Received and reviewed written disclosures and letters from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board, regarding the independent auditor’s communications with the Board concerning independence, and discussions with the auditors regarding their independence.

Based on the above-mentioned reviews and discussions with management and the independent auditors, the independent directors recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report Form 10-K for the year ended May 31, 2012, for filing with the Securities and Exchange Commission.

Independent Directors Performing the Functions of the
Audit Committee:

Richard Y. Roberts
Lynden B. Rose
Paul N. Vassilakos

Nominating Committee Functions

In the absence of a designated nominating committee, each of our independent directors participates in the consideration of director nominees. In the Board’s view, a standing nominating committee is not necessary since, given the Board’s current size and composition, our independent directors are capable of performing the same functions as necessary.

We will consider shareholder board nominee recommendations submitted in accordance with the procedures described below under the caption “Shareholder Board Nominee Recommendations and Other Board Communications.” Properly submitted shareholder board nominee recommendations will be considered subject to the same criteria used to evaluate other nominee candidates.

We will consider candidates for Board membership suggested by the Board members, as well as management and shareholders. We consider, among many factors, leadership experience, financial and accounting expertise, industry expertise and strategic planning expertise in choosing Board members. We also examine the skills, diversity, backgrounds and experience of director nominees. In evaluating and determining whether to recommend a person as a candidate for election as a director, the Board considers the following specific qualifications: relevant management and/or industry experience; high personal and professional ethics; integrity and values; a commitment to representing the long-term interests of our shareholders; independence; and an ability and willingness to devote sufficient time to carrying out their duties and responsibilities as directors.

Each of the nominees disclosed herein was recommended by a member of the Board. As of the date of this proxy statement, we have not received any recommendations from anyone outside of our Board for nominees.

Compensation Committee Functions

In the absence of a designated compensation committee, each of our independent directors participates in the determination of executive and director compensation. In the Board’s view, a standing compensation committee is not necessary because our independent directors are willing and able to perform the same functions as necessary.

Our policies with respect to the compensation of our executive officers will be administered by our board in consultation with the compensation committee. Our compensation policies will be intended to provide for compensation that is sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the compensation committee will be charged with recommending executive compensation packages to our Board.

It is anticipated that performance-based and equity-based compensation will be an important foundation in executive compensation packages as we believe it is important to maintain a strong link between executive incentives and the creation of shareholder value. We believe that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing shareholder value while, at the same time, attracting, motivating and retaining high-quality executives. The adoption of the Incentive Plan reflects what we believe is a focus on performance- and equity-based compensation.

Board and Committee Meetings

The Board met seven times during the year ended May 31, 2012 and acted by unanimous written consent on numerous additional occasions. The Board’s independent directors did not meet separately from the Board meetings that were held during the year ended May 31, 2012 but performed the necessary functions as audit, nominating and compensation committees during these meetings as necessary.

We did not hold an annual meeting in 2011. We do not have a formal policy respecting attendance by our Board of directors of annual meetings of the shareholders. However, we attempt to schedule our annual meetings so that all of our directors can attend and encourage them to do so.

Board Leadership Structure and Role in Risk Oversight

Mr. Barksdale serves both as our Chief Executive Officer and Chairman of the Board. At this time, our Board believes that the Company is best served by having one person serve as both Chief Executive Officer and the Chairman because this structure provides unified leadership and direction. Given Mr. Barksdale’s extensive experience in operating, managing, financing and investing in oil and gas wells and his capital markets experience, Mr. Barksdale is uniquely situated to provide day-to-day operational guidance, as well as broader strategic and management direction for the Company. His knowledge of the Company’s daily operations as Chief Executive Officer ensures that key business issues are brought to the Board’s attention and prioritized as appropriate for the Company’s success. Our Board has not appointed a lead independent director.

Our Board’s role in the risk oversight process includes receiving regular reports from senior management on areas of material risk, including operational, financial, legal and regulatory and strategic and reputational risks. In connection with its review of the operations of our business and corporate functions, our board considers and addresses the primary risks associated with those functions. Our board regularly engages in discussions of the most significant risks that we are facing and how we manage these risks.

Shareholder Board Nominee Recommendations and Other Board Communications

Shareholders and other interested parties may send written communications to the Board, or any of the individual directors, c/o Red Mountain Resources, Inc., 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201, attention: Corporate Secretary. All communications will be compiled by our Corporate Secretary and submitted to the Board or the individual directors, as applicable, on a periodic basis. The independent directors will consider all shareholder board nominee recommendations presented to them in writing provided that such nominee recommendations are received by the independent directors no later than the first day of the first quarter of the Company’s fiscal year (June 1) for consideration for nomination by the independent directors at the following annual shareholders meeting to be held in or around October of the following year.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

On June 22, 2011, we changed our fiscal year end from January 31 to May 31. The following table sets forth information concerning compensation of our Named Executive Officers for the fiscal year ended January 31, 2011, the period from February 1, 2011 to May 31, 2011 and the fiscal year ended May 31, 2012. The Named Executive Officers are: our Chief Executive Officer, the Executive Vice President and Director of Exploration and Production of RMR Operating, our former Chief Executive Officer and our former Executive Vice President and Director of Finance.

Summary Compensation Table

Name and Principal Position	Period Ended	Salary ($)	Bonus ($)	Stock Awards ($)		All Other Compensation ($)	Total ($)
Alan W. Barksdale(1) President and Chief Executive Officer	May 31, 2012	286,667	—	—		23,267	309,933
	May 31, 2011	—	—	—		—	—
	January 31, 2011	—	—	—		—	—
Tommy W. Folsom(2) Executive Vice President and Director of Exploration and Production of RMR Operating	May 31, 2012	170,000	105,000	—		—	275,000
	May 31, 2011	—	—	—		—	—
	January 31, 2011	—	—	—		—	—

John T. Hanley(3) Former Executive Vice President and Director of Finance	May 31, 2012	140,991	5,000	—		—	145,991
	May 31, 2011	—	—	—		—	—
	January 31, 2011	—	—	—		—	—

Kenneth J. Koock(4) Former President, Chief Executive Officer and Interim Acting Chief Financial Officer	May 31, 2012	—	—	—		—	—
	May 31, 2011	—	—	4,000	(5)	—	4,000
	January 31, 2011	—	—	—		—	—

(1)	Mr. Barksdale has served as President and Chief Executive Officer since June 22, 2011. From June 22, 2011 to August 8, 2011, Mr. Barksdale also served as Interim Acting Chief Financial Officer.
(2)	Mr. Folsom served as our Executive Vice President and Director of Exploration and Production from September 30, 2011 until August 1, 2012 and has served as RMR Operating’s Executive Vice President and Director of Exploration and Production since August 1, 2012.
(3)	Mr. Hanley served as Executive Vice President and Director of Finance from August 8, 2011 until his departure on April 16, 2012.
(4)	Mr. Koock served as President, Chief Executive Officer and Interim Acting Chief Financial Officer of the Company from March 15, 2011 until his resignation on June 22, 2011 and as a director of the Company from February 2, 2011 until his resignation on June 22, 2011. In February 2011, he was issued 50,000 shares (on a post-split basis) of common stock for his services as an officer and director.
(5)	The amounts shown represent the aggregate grant date fair value of the stock awards granted to Mr. Koock in accordance with ASC 718, Compensation — Stock Compensation.

Compensation Arrangements with Named Executive Officers and Other Key Employees

Mr. Barksdale entered into an employment agreement with us effective June 17, 2011. Under the agreement, Mr. Barksdale served as our Chief Executive Officer, Secretary, and Interim Chief Financial Officer. He also served as Manager of RMR Operating and as President of Black Rock. Under the agreement, Mr. Barksdale received a base salary of $25,000 per month. Pursuant to the employment agreement, Mr. Barksdale was entitled to receive an annual performance bonus based on performance objectives and parameters to be determined by the Board of Directors and an initial award of stock options, in a mutually agreeable amount. However, no such bonus or stock options have been determined or awarded, in part because no stock incentive plan has yet been approved by shareholders. Mr. Barksdale was also entitled to a car allowance of $1,500 per month pursuant to the employment agreement. The agreement expired on December 31, 2011. Mr. Barksdale remains employed as an at-will employee and continues to be compensated in accordance with the terms set forth in his employment agreement.

Mr. Folsom entered into an employment agreement with us effective September 14, 2011, as amended July 27, 2012. Under the agreement, as amended, Mr. Folsom serves as Executive Vice President and Director of Exploration and Production of RMR Operating. Under the agreement, Mr. Folsom is entitled to a base salary of $20,000 per month and an annual performance bonus. The performance bonus is to be determined based upon objectives determined annually by our Board of Directors, but will not be less than $250,000 per year (pro-rated for any partial year). The performance bonus is payable in cash, our common stock, or a combination thereof as determined by Mr. Folsom. Mr. Folsom elected to receive his fiscal 2012 bonus 50% in cash and 50% in stock options; however, the stock options will not be issued until approval of the Incentive Plan. See “Proposal 2 — Incentive Plan Proposal.” Pursuant to the employment agreement, Mr. Folsom is entitled to receive additional equity grants in the discretion of our Board of Directors on the same basis as other similarly situated senior executives. We are required to provide Mr. Folsom with disability, accident, medical, life and hospitalization insurance, as well as other benefits provided to similarly situated senior executives. In lieu of these benefits, Mr. Folsom may elect to receive a lump sum payment for such benefits not to exceed 7% of his salary. Mr. Folsom is also entitled to either a vehicle provided by us plus reimbursement for the cost of fuel, maintenance and insurance, or a $1,000 per month vehicle allowance plus reimbursement for the cost of fuel. If Mr. Folsom’s employment is terminated by us without “cause” or by Mr. Folsom for “good reason” (as each term is defined below), he will be entitled to receive a lump sum payment equal to the lesser of three months of his base salary or the base salary for the remainder of the term of the agreement. If the agreement is terminated upon Mr. Folsom’s death or total disability, we are required to pay Mr. Folsom or his estate any death or long-term disability payment, as applicable, due under any plan or policy; provided that if such benefit is less than the minimum annual performance bonus that would be paid to Mr. Folsom for the remainder of the term of the agreement, we must pay his estate the difference. Under the agreement, Mr. Folsom is prohibited from disclosing confidential information about us. The agreement expires on December 31, 2016.

Mr. Hanley entered into an employment agreement with us effective August 1, 2011. Under the agreement, Mr. Hanley served as our Executive Vice President and Director of Finance and received a base salary of $13,750 per month. Mr. Hanley’s agreement expired on December 31, 2011 and he served as an at will employee until his departure in April 2012.

Hilda D. Kouvelis entered into an employment agreement with us effective February 1, 2012. Under the agreement, Ms. Kouvelis serves as our Chief Accounting Officer. The agreement provides for Ms. Kouvelis to receive a base salary of $170,000 per year. On July 25, 2012, the Board appointed Ms. Kouvelis as Executive Vice President of the Company and its subsidiaries and on July 27, 2012, her employment agreement was amended to increase her base salary to $200,000. Pursuant to the employment agreement, Ms. Kouvelis is entitled to receive an annual performance bonus based on performance objectives and parameters to be determined by the Board of Directors. The performance bonus is payable in cash, shares of our common stock, or a combination thereof as determined by the Board of Directors. Ms. Kouvelis is also entitled to receive an initial stock option grant in an amount to be determined by the Board of Directors with a value of not less than $42,500. As of August 10, 2012, neither the performance objectives and parameters nor the size of the initial stock option grant had been determined, but both are required by the agreement to be determined by December 31, 2012. Pursuant to the employment agreement, Ms. Kouvelis is entitled to receive additional equity grants in the discretion of our Board on the same basis as other similarly situated senior executives. We are required to provide Ms. Kouvelis with disability, accident, medical, life and hospitalization insurance, as well as other benefits provided to similarly situated senior executives. If Ms. Kouvelis is terminated by us without “cause” or by Ms. Kouvelis for “good reason” (as each term is defined below), she will be entitled to receive a lump sum payment equal to the lesser of six months of her base salary or the base salary for the remainder of the term. Under the agreement, Ms. Kouvelis is prohibited from disclosing confidential information about us and she has agreed not to compete with us during the term of her employment and for six months thereafter. The agreement expires on January 31, 2015.

“Cause” in Mr. Folsom and Ms. Kouvelis’ employment agreements is defined as the conviction by the executive of any felony or crime involving moral turpitude, the executive’s willful and intentional failure or refusal to follow instructions of the Board of Directors, a material breach in the performance of the executive’s obligations under the agreement, the executive’s violation of any of our written policies if the executive knows or should know such action constitutes a violation thereof, or the executive’s act of misappropriation, embezzlement, intentional fraud or similar conduct, or other dishonest conduct in his or her relations with us. “Good reason” in each of the employment agreements is defined as a material reduction in the executive’s salary or benefits or duties, authority or responsibilities, the relocation of the executive’s work location to a location more than 50 miles from his current location, or the failure of a successor to assume and perform under the agreement.

We pay insurance premiums on behalf of each of our employees for life insurance policies with a benefit equal to one year’s salary and which are payable to the employees’ designated beneficiaries.

Long-Term Incentive Plan

On August 29, 2012, the Board of Directors adopted, subject to shareholder approval, the Red Mountain Resources, Inc. 2012 Long-Term Incentive Plan. Details of the Incentive Plan are discussed under “Proposal 2 — Incentive Plan Proposal” of this proxy statement.

Director Compensation

Prior to October 20, 2011, we did not have a compensation program for our non-employee directors. On October 20, 2011, our Board of Directors approved a compensation program for non-employee directors, as follows:

•	Each non-employee director receives an annual cash fee of $35,000;
•	Once established, each chairman of the audit committee and compensation committee (if any such committees then exist) will receive an additional annual cash fee of $10,000 and $5,000, respectively;
•	Each non-employee director receives a cash fee of $1,000 and $500 for each Board and committee meeting, respectively, such director participates in; and
•	Each non-employee director annually receives $50,000 paid in shares of our common stock at a price equal to the last sales price of our common stock on the OTCBB on the date of issuance.

All directors are reimbursed for their costs incurred in attending meetings of the Board of Directors or of the committees on which they serve. All cash compensation is paid quarterly within 30 days of the beginning of each quarter. The stock grant is paid annually on May 31st of each year (or the next business day if May 31st is not a business day) and pro rated for partial service in any given year. The term of office for each director is one year, or until his or her successor is elected at our annual shareholders meeting and qualified.

Director Compensation Table

The table below reflects compensation paid to non-employee directors for the fiscal year ended May 31, 2012. Mr. Barksdale serves as a director and our President and Chief Executive Officer. As such, information about his compensation is listed in the Summary Compensation Table above. Mr. Barksdale did not receive any additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Total ($)
Lynden B. Rose(1)	21,979	20,457	42,436
Paul N. Vassilakos(1)	21,979	20,457	42,436
Richard Y. Roberts(1)	21,979	20,457	42,436
Randell K. Ford(2)	18,411	17,534	35,945

(1)	Each non-employee director who served on the Board of Directors on or before the non-employee director compensation program was adopted received annual compensation pro rated for service from October 20, 2011 (the date such program was adopted) through May 31, 2012, in addition to cash fees for meetings in which such director participated.
(2)	Mr. Ford received compensation pro rated for service from the date of his appointment to the Board of Directors on November 21, 2011 through May 31, 2012, in addition to cash fees for meetings in which Mr. Ford participated.
(3)	The amounts shown represent the aggregate grant date fair value of the stock awards granted to such director in accordance with ASC 718, Compensation — Stock Compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table and accompanying footnotes set forth certain information as of the Record Date with respect to the ownership of our common shares by:

•	each person or group who beneficially owns more than 5% of our common shares;
•	each of our directors;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount of Beneficial Ownership		Percentage of Outstanding Common Stock(2)
Alan W. Barksdale	11,000,000	(3)	12.7
Hilda D. Kouvelis	—		—
Tommy W. Folsom	70,000		*
Kenneth J. Koock	50,000	(4)	*
Lynden B. Rose	70,457		*
Paul N. Vassilakos	70,457		*
Richard Y. Roberts	20,457		*
Randell K. Ford	1,320,703		1.5%
All executive officers and directors as a group (7 persons)	12,552,074	(5)	14.4%
StoneStreet Group, Inc.	11,000,000	(3)	12.7%

*	Less than 1%.
(1)	Unless noted otherwise, the address for the above individuals and entity is 2515 McKinney Ave., Suite 900, Dallas, Texas 75201. Unless noted otherwise, each of the above persons has sole voting and investment power with respect to all shares of common stock beneficially owned by them.
(2)	Beneficial ownership is calculated based on 86,884,463 shares issued and outstanding as of the Record Date.

(3)	These shares are owned by StoneStreet. Alan Barksdale (our President, Chief Executive Officer and a member of our Board of Directors) is the sole shareholder and president of StoneStreet and may be deemed to beneficially own these shares. Of these shares, 8,000,000 shares are subject to a lockup agreement and will be released on December 21, 2012.
(4)	The beneficial ownership of shares reported herein for Mr. Koock are to the best of the Company’s knowledge. This information assumes that Mr. Koock has not sold the 50,000 shares issued for his service as an officer and director of the Company in February 2011, nor purchased additional shares of the Company’s common stock.
(5)	Does not include shares beneficially owned by Mr. Koock, who no longer serves as an executive officer of the Company.

Change in Control

On June 22, 2011 in connection with our reverse merger with Black Rock Capital, LLC (“Black Rock”) (such merger described more fully in “Item 1 — Business” of the Company’s 10-K provided with this proxy statement), we issued 27,000,000 shares of our Common Stock to StoneStreet Group Inc. (“StoneStreet”), sole shareholder of Black Rock, in exchange for 100% of the interests in Black Rock. Concurrently, we retired 225,000,000 shares of our Common Stock held by Lisa Lamson, our previous controlling shareholder, for no additional consideration. The transactions were effected pursuant to a Plan of Reorganization and Share Exchange Agreement, dated March 22, 2012 and amended June 17, 2011 and June 20, 2011, between us, Black Rock and StoneStreet.

Prior to the reverse merger, Ms. Lamson owned 225,000,000 shares (or 86.1%) of our Common Stock; following the transaction, she owned no shares of our Common Stock. Immediately following the transaction, StoneStreet — after assigning a portion of the 27,000,000 shares it received to third parties — became the Company’s largest shareholder owning 11,000,000 shares (or 28.2% at that time) of our Common Stock.

In connection with the reverse merger, the management of Black Rock became our management.

RELATED PARTY TRANSACTIONS

In March 2012, we entered into an asset purchase agreement with Mr. Barksdale, as the receiver in bankruptcy for Bamco to acquire certain assets of Bamco. The application to the court to approve the asset purchase agreement was filed June 15, 2012. As consideration for the acquisition of these assets, we expect to issue 2,375,000 shares of our common stock to First Security Bank, as trustee. The assets to be acquired by the Company consist of oil and natural gas leasehold interests in various properties, including partial interests in the Frost Bank, La Duquesa and Resendez leases. The asset purchase agreement is subject to confirmation by the court and is expected to be confirmed in the second quarter of fiscal 2013.

In October 2011, we entered into a subscription agreement with Randell K. Ford for the sale of 750,000 shares of our common stock to Mr. Ford in a private placement at a price of $1.00 per share. Mr. Ford became a director of the Company in November 2011.

On August 12, 2011, we purchased 218,535 shares of common stock of Cross Border from Mr. Ford in exchange for the issuance of 273,169 shares of our common stock.

On June 22, 2011, as part of the acquisition of Black Rock, we issued StoneStreet 27,000,000 shares of common stock. Mr. Barksdale is the sole shareholder of StoneStreet. On June 22, 2011, Mr. Barksdale and StoneStreet entered into a lock-up agreement with us with respect to 18,000,000 shares of common stock then held by StoneStreet. Pursuant to the lock-up agreement, 3,000,000 shares were to be released on June 21, 2012 and the remaining 15,000,000 shares were to be released on December 21, 2012. On September 12, 2011, StoneStreet assigned 7,000,000 shares subject to the lock-up agreement to several third parties after receiving the consent from the Company to release it from the lockup restrictions with respect to such shares, leaving it with 11,000,000 shares. As a result, the lock-up agreement now covers 11,000,000 shares. Of such shares, 3,000,000 were released as of June 21, 2012 and are now permitted to be sold. The remaining 8,000,000 shares may not be sold until December 21, 2012. In connection with the assignment, the transferees agreed to have 100,000 shares of common stock cancelled in exchange for the Company releasing the shares from the lockup restrictions.

StoneStreet Operating served as the operator for the Frost Bank, Resendez and La Duquesa properties from June 1, 2011 to December 31, 2011. Mr. Barksdale is the president and manager of StoneStreet Operating. For the fiscal year ended May 31, 2012, StoneStreet Operating paid us $33,969 of oil and gas revenues attributable to the properties, and we paid StoneStreet Operating $14,550 for acting as operator of the properties.

During the fiscal year ended May 31, 2012, we also paid StoneStreet Operating approximately $90,796 as reimbursement for operating and corporate expenses incurred by StoneStreet Operating on our behalf and $39,911 as payment for condensate proceeds that were payable to StoneStreet Operating. At May 31, 2012, $11,629 was payable to StoneStreet Operating for reimbursement of expenses and condensate proceeds.

On September 15, 2011, we borrowed $100,000, interest free, from StoneStreet Operating for working capital purposes and the loan was repaid in full on September 26, 2011. On October 19, 2011, we borrowed an additional $180,000, interest free, from StoneStreet Operating for working capital purposes and the loan was repaid in full on October 26, 2011.

On January 28, 2011, Black Rock funded a $25,000 one year certificate of deposit in order for StoneStreet Operating to secure an additional letter of credit for the benefit of the Railroad Commission of Texas regarding obligations for wells on the Resendez, La Duquesa and Frost Bank properties. Subsequent to funding, Black Rock assigned the certificate of deposit to StoneStreet Operating. The certificate of deposit was liquidated on November 2, 2011 and the proceeds of $25,141 were returned to Black Rock, as the operating responsibilities of StoneStreet Operating relating to the properties were subsequently transferred to RMR Operating.

We entered into an arrangement with R.K. Ford and Associates and were a party to a drilling agreement with Western Drilling and Cabal Energy relating to the operations of the Good Chief State #1 and Big Brave State #1 wells. Each of these entities are owned or partially owned by Mr. Ford. During the fiscal year ended May 31, 2012, we paid an aggregate of $5.0 million to these entities for engineering, drilling and completion services. In addition, we are a party to a lease agreement with R.K. Ford and Associates, pursuant to which we lease office space in Midland, Texas. During the fiscal year ended May 31, 2012, we paid $25,200 to R.K. Ford and Associates pursuant to the lease agreement.

We are a party to a consulting agreement with Enerstar Resources O&G, LLC. This entity is partially owned by Tommy Folsom, Executive Vice President and Director of Exploration and Production for RMR Operating and formerly the Executive Vice President and Director of Exploration and Production for the Company. During the fiscal year ended May 31, 2012, we paid an aggregate of $5,745 to this entity.

INDEPENDENT PUBLIC ACCOUNTANT

We have selected, and our independent directors acting as our audit committee have approved, Hein & Associates LLP (“Hein”) as our principal accountant for our current fiscal year ending May 31, 2013. A representative of Hein is expected to be at our Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

Changes in Principal Accountant

On August 30, 2011, the Board of Directors approved the dismissal L J Soldinger Associates LLC (“L J Soldinger”) as our independent public accounting firm and engaged Hein. L J Soldinger’s termination became effective upon the completion of its audit of the financial statements of Black Rock (formerly Black Rock Capital LLC and predecessor to the Company) for the year ended May 31, 2011, which occurred on October 24, 2011.

During the two fiscal years preceding L J Soldinger’s dismissal and the subsequent interim period preceding termination on October 24, 2011, there were no disagreements with L J Soldinger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of L J Soldinger, would have caused L J Soldinger to make reference to the subject matter of the disagreements in connection with its report.

Fees Incurred for Services by Principal Accountant

Aggregate fees for professional services provided to us by Hein & Associates LLP, our principal accountant for the fiscal year ended May 31, 2012, and L J Soldinger Associates LLC, our principal accountant for the fiscal year ended May 31, 2011, were as follows:

	Fiscal Year Ended May 31,
	2012	2011
Audit Fees(a)	$382,512	$228,000
Audit-Related Fees(b)	122,150	212,000
Tax Fees(c)	7,235	12,000
All Other Fees	—	—
Total	$511,897	$452,000

(a)	Audit services billed consisted of the audits of our annual consolidated financial statements, audits of internal control over financial reporting and reviews of our quarterly condensed consolidated financial statements.
(b)	Audit-related fees principally include costs incurred related to proposed acquisitions.
(c)	Tax fees include tax compliance and tax planning.

Audit Committee Approval

We do not have a separately designated audit committee. However, our three independent directors perform the functions of our audit committee. All of the foregoing services were pre-approved by our independent directors.

We do not have a formal pre-approval policy. In accordance with Section 10A(i) of the Exchange Act, before we engage our independent registered public accounting firm to render audit or non-audit services, our independent directors have pre-approved, and will continue to pre-approve, such services.

PROPOSAL 2
INCENTIVE PLAN PROPOSAL

On August 29, 2012, the Board adopted, subject to and conditioned upon shareholder approval, the Red Mountain Resources, Inc. 2012 Long-Term Incentive Plan (the “Incentive Plan”). The Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and dividend equivalent rights which may be granted singly, in combination, or in tandem. Although there are agreements to award stock incentive awards to certain employees, no such award will be made unless and until the shareholders approve the Incentive Plan.

A summary of the principal features of the Incentive Plan is provided below, but is qualified in its entirety by reference to the full text of the Incentive Plan that is included with this proxy statement in Annex A. Reference is also made to the full text of the Incentive Plan for the meaning of all capitalized terms not defined in the below summary.

Summary of the Incentive Plan

Available Shares

Subject to adjustment as explained below, (i) a maximum number of 8,200,000 shares of our common stock is available for issuance pursuant to awards made under the Incentive Plan and (ii) during any calendar year, a maximum number of 820,000 shares of our common stock underlying grants of Stock Options or Stock Appreciation Rights is available for issuance to a “covered employee” as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Shares to be issued may be made available from authorized but unissued common stock, common stock held by the Company in its treasury, or common stock purchased by the Company on the open market or otherwise. To the extent any award made under the Incentive Plan is forfeited, expired or canceled, then the shares covered by the award to the extent of its forfeiture, expiration or cancelation will again be available for issuance pursuant to awards made under the Incentive Plan.

Administration

The Incentive Plan will be administered by the Board or a committee of the Board designated to administer the Incentive Plan (either the Board or designated committee referred to hereafter as the “Committee”). The Committee will (i) determine the employees or other eligible persons who will receive an award and the form and other terms of any such award, including but not limited to the type of incentive granted, the number of shares subject to the grant, option price and award period, consistent with the Incentive Plan, (ii) interpret the Incentive Plan and related award agreements, (iii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (iv) establish performance goals for each award as necessary and certify the extent of their achievement, and (v) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan.

Eligibility of Participation

Any employee (including an employee who is also a director or an officer), contractor or outside director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Incentive Plan, except that only our employees are eligible to receive Incentive Stock Options (“ISOs”).

Types of Incentives

Each award may be made up of one or more of the following incentives: stock options, stock appreciation rights (SARs), restricted stock, restricted stock units, performance awards, dividend equivalent rights or other awards. At the time of grant, the Committee will determine the terms and conditions of each award (and of each incentive granted as part of such award) in a manner consistent with the Incentive Plan and applicable laws and regulations and will memorialize such terms and conditions in an award agreement after the grant is approved.

Stock Options.  The Committee may grant either ISOs qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. The exercise price for any option awarded under the Incentive Plan must be equal to or greater than the Fair Market Value of the common stock on the date of grant. If an ISO is granted to an employee who owns or is deemed to own more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the exercise price shall be at least one hundred ten percent (110%) of the Fair Market Value of the common stock on the date of grant.

An ISO may only be granted within the ten-year term commencing on the date of shareholder approval of the Incentive Plan. Further, the Committee may not grant ISOs to any employee if the aggregate Fair Market Value of the shares underlying ISOs granted to such employee that become exercisable in a single calendar year exceed $100,000.

Subject to any limitations or conditions the Committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased and the date of exercise at least three days after such notice unless an earlier time is agreed upon. The full purchase price — either in cash or, if provided in the award agreement, in our securities or in combination of the two — must be paid on the date of exercise.

Subject to limitations in the award agreement, recipients of stock options may pay the option price (i) in cash, check, bank draft or money order payable to the Company, (ii) by delivering to the Company shares of common stock already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date, (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights.  The Committee is authorized to grant SARs as a stand alone award or in conjunction with options granted under the Incentive Plan. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the SAR grant price. The SAR grant price may be equal to or greater than the Fair Market Value of a share on the date of grant.

Restricted Stock and Restricted Stock Units.  The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, hypothecated, encumbered or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. Restrictions or conditions could also include, but are not limited to, the attainment of performance goals, continuous service with the Company, the passage of time or other restrictions or conditions. The value of the restricted stock units may be paid in shares, cash, or a combination of both, as determined by the Committee.

Performance Awards.  The Committee may grant performance awards payable in cash, shares of common stock, a combination thereof, or other consideration at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Incentive Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance.

Dividend Equivalent Rights.  The Committee is authorized to grant a dividend equivalent right to any participant either as a component of another award or as a separate award, conferring on participants the right to receive cash or shares of common stock equal in value to dividends paid on a specific number of shares or other periodic payments. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time of the reinvestment. A dividend equivalent right may be settled in cash, shares, or a combination thereof in the discretion of the Committee.

Other Awards.  The Committee may grant other forms of awards payable in cash or shares if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Incentive Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Adjustments

The Committee may, in the event of certain corporate transactions, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the Incentive Plan, or (ii) require a holder of any award granted under the Incentive Plan to relinquish such award to us upon the tender by us to the holder of cash in an amount equal to the Repurchase Value of such award. However, no adjustment will be made to the extent such adjustment would cause the Incentive Plan or stock options to violate Section 422 or 409A of the Code. Further, adjustments will be made in compliance with applicable rules of any securities exchange, stock market or stock quotation system on which our securities are listed.

Assignability

Awards granted under the Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution. The Committee may authorize, in its discretion, awards of nonqualified stock options or SARs to be granted on terms and conditions which allow transfer (i) by gift, for no consideration or pursuant to a domestic relations order, in either case to benefit the participant’s spouse, children or certain other close relatives or (ii) to an entity the participant and/or the participant’s immediate family owns more than 50% of the voting interests.

Vesting

The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

Other Limitations

The Committee may not modify or amend outstanding Stock Options or Stock Appreciation Rights to reduce the exercise price of such awards below the exercise price as of the date of the grant or grant Stock Options or Stock Appreciation Rights in exchange for the cancellation or surrender of a Stock Option or Stock Appreciation Right having a higher exercise price.

Withholding Taxes

Upon the exercise of any award granted under the plan, the holder may be required to remit to us an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of common stock.

Term and Amendments

The Incentive Plan became effective on August 29, 2012, subject to shareholder approval. Unless sooner terminated by action of the Board, the Plan will continue to remain effective until such time as no further awards may be granted and all awards granted under the Incentive Plan are no longer outstanding. The Board may, from time to time and without the consent of the Incentive Plan’s participants, amend, suspend or discontinue the Incentive Plan, except that the Board shall not amend, suspend or discontinue the Incentive Plan without shareholder approval where shareholder approval is required by any applicable securities exchange or inter-dealer quotation system or for continued compliance with Section 162(m), 421 and 422 of the Code (or other applicable law). Unless required by law, no amendment, suspension or discontinuance of the Incentive Plan shall adversely affect the rights respecting an award previously granted under the Incentive Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options.  Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. We will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and we will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Qualified Stock Options.  With respect to non-qualified stock options:

•	upon grant of the stock option, the participant will recognize no income;
•	upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and
•	we will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and we will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights.  Upon the grant of a stock appreciation right, the participant recognizes no taxable income and we receive no deduction. The participant recognizes ordinary income and we receive a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock.  A participant who receives restricted stock will recognize no income on the grant of the restricted stock and we will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. A participant’s shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. The loss will be a capital loss if the shares are capital assets. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), we generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by us subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by us.

Other Stock-Based Awards.  The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Section 162(m) Limits.  Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that a publicly traded company may deduct in any one year with respect to each of its chief executive officer and four most highly paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. The plan is qualified such that awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the plan provides that the maximum number of shares for which awards may be made to any employee in any calendar year is 820,000. The maximum amount payable pursuant to that portion of a cash award granted under the plan for any fiscal year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code may not exceed $500,000.

Certain Awards Deferring or Accelerating the Receipt of Compensation.  Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements.

It is our intention that any award agreement governing awards subject to Section 409A will comply with these rules.

New Plan Benefits

At this time, the Company cannot definitively determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Incentive Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee. However, as described elsewhere, Mr. Folsom, one of the Company’s named executive officers, has opted to receive 50% of his 2012 fiscal bonus (equal to $52,500) in stock options pursuant to the Incentive Plan if the Incentive Plan receives shareholder approval. Additionally, Ms. Kouvelis is entitled to receive an initial stock option grant in an amount to be determined by the Board of Directors with a value of not less than $42,500. The grant date and the terms and conditions of such stock options will be determined by the Committee shortly after our Annual Meeting if the Incentive Plan is approved. The number of shares underlying such award will depend upon the fair value of our Common Stock on the date of grant and as such cannot be determined at this time.

Reasons for Approving the Incentive Plan Proposal

The Board believes the Incentive Plan will enhance our ability to attract, motivate, reward, and retain the services of key employees, contractors, and outside directors. Our ability to attract and retain experienced and talented is imperative to the success of the Company. Further, the Incentive Plan is designed to increase the interest of our key employees, contractors and outside directors in the Company’s welfare by giving such individuals a direct stake in the Company’s success.

Vote Required

The Incentive Plan will be approved if the votes cast in favor of the Incentive Plan exceed the votes against the Incentive Plan. Broker “non-votes” and abstentions will count neither as votes for or against this proposal.

Our executive officers and directors have an interest in the approval of the Incentive Plan to the extent that such individuals will be eligible to participate in the Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE INCENTIVE
PLAN PROPOSAL.

SOLICITATION OF PROXIES

The solicitation of proxies in the enclosed form is made on behalf of our Board and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers, and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.

APPRAISAL RIGHTS

Shareholders of the Company are not entitled to appraisal rights in connection with the proposals described in this proxy statement.

SHAREHOLDER PROPOSALS FOR RED MOUNTAIN’S 2013 ANNUAL MEETING

Pursuant to Rule 14a-8 under the 1934 Act, shareholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. To be included in the 2013 annual meeting of shareholders, proposals from shareholders must be received by the Company no later than May 31, 2013, and must otherwise comply with the Requirement of Rule 14a-8.

Any proposal submitted with respect to our 2013 annual meeting of shareholders that is submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered timely if we receive written notice of that proposal on or before August 14, 2013. Proposals received after this date will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act and our proxies will have discretionary voting authority with respect to such proposal, without including information regarding such proposal in our proxy materials.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely on our review of Forms 3, 4 and 5 furnished to us as required under the rules of the Exchange Act, we have no knowledge of any failure to report on a timely basis any transaction required to be disclosed under Section 16(a) except: (i) an untimely Form 4 filed on November 15, 2011 by Mr. Folsom, reporting the acquisition of 60,000 shares of our common stock on November 4, 2011 and (ii) an untimely Form 3 filed on July 8, 2011 by StoneStreet for its initial statement of beneficial ownership of our common stock on June 22, 2011.

SHAREHOLDERS SHARING AN ADDRESS

Shareholders sharing an address with another shareholder may receive only one set of proxy materials to that address unless they have provided contrary instructions. Any such shareholder who wishes to receive a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from:

RED MOUNTAIN RESOURCES, INC.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201
Attention: Corporate Secretary
Telephone: (214) 871-0400

Similarly, shareholders sharing an address with another shareholder who have received multiple copies of the Company’s proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

The proxy materials for the Company’s solicitation of proxies at its 2012 Annual Meeting, including this proxy statement, are available over the Internet by accessing the Company’s website at www.redmountainresources.com/investor-information. Other information available on the Company’s website does not constitute part of the Company’s proxy materials.

OTHER MATTERS

Our board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Alan W. Barksdale, Chairman of the Board

Dallas, Texas
September 26, 2012

ANNEX A

RED MOUNTAIN RESOURCES, INC.

2012 LONG-TERM INCENTIVE PLAN

The Red Mountain Resources, Inc. 2012 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Red Mountain Resources, Inc., a Florida corporation (the “Company”), effective as of August 29, 2012, subject to approval by the Company’s shareholders.

ARTICLE 1
PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a)  increase the interest of such persons in the Company’s welfare;

(b)  furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c)  provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2
DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1  “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.

2.2  “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.3  “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.4  “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.5  “Board” means the board of directors of the Company.

2.6  “Change in Control” means the occurrence of the event set forth in any one of the following paragraphs, except as otherwise provided herein:

(a)  any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below;

(b)  the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3 rds) of the directors then still in office who either were directors on the effective date of this Plan or whose appointment, election or nomination for election was previously so approved or recommended;

(c)  there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(d)  the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least sixty percent (60%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes hereof:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing provisions of this Section 2.6, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be as follows:

“Change in Control” of the Company occurs upon a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets, as follows:

(a)  Change in Ownership.  A change in ownership of the Company occurs on the date that any “Person” (as defined in Section 2.6(d) below), other than (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding stock pursuant to an offering of such stock, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company’s stock, acquires ownership of the Company’s stock that, together with stock held by such Person, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Company’s stock. However, if any Person is considered to own already more than fifty percent (50%) of the total fair market value or total voting power of the Company’s stock, the acquisition of additional stock by the same Person is not considered to be a Change of Control. In addition, if any Person has effective control of the Company through ownership of thirty percent (30%) or more of the total voting power of the Company’s stock, as discussed in paragraph (b) below, the acquisition of additional control of the Company by the same Person is not considered to cause a Change in Control pursuant to this paragraph (a);

(b)  Change in Effective Control.  Even though the Company may not have undergone a change in ownership under paragraph (a) above, a change in the effective control of the Company occurs on either of the following dates:

(i)  the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) ownership of the Company’s stock possessing thirty percent (30%) or more of the total voting power of the Company’s stock. However, if any Person owns thirty percent (30%) or more of the total voting power of the Company’s stock, the acquisition of additional control of the Company by the same Person is not considered to cause a Change in Control pursuant to this subparagraph (b)(i); or

(ii)  the date during any twelve (12) month period when a majority of members of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the Board before the date of the appointment or election; provided, however, that any such director shall not be considered to be endorsed by the Board if his or her initial assumption of office occurs as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)  Change in Ownership of Substantial Portion of Assets.  A change in the ownership of a substantial portion of the Company’s assets occurs on the date that a Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets of the Company, that have a total gross fair market value equal to at least forty percent (40%) of the total gross fair market value of all of the Company’s assets immediately before such acquisition or acquisitions. However, there is no Change in Control when there is such a transfer to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock; (ii) an entity, at least fifty percent (50%) of the total value or voting power of the stock of which is owned, directly or indirectly, by the Company; (iii) a Person that owns directly or indirectly, at least fifty percent (50%) of the total value or voting power of the Company’s outstanding stock; or (iv) an entity, at least fifty percent (50%) of the total value or voting power of the stock of which is owned by a Person that owns, directly or indirectly, at least fifty percent (50%) of the total value or voting power of the Company’s outstanding stock.

(d)  Definitions.  For purposes of subparagraphs (a), (b), and (c) above:

(i)  “Person” shall have the meaning given in Section 7701(a)(1) of the Code. Person shall include more than one Person acting as a group as defined by the Final Treasury Regulations issued under Section 409A of the Code.

(ii)  “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(e)  Interpretation.  The provisions of this Section 2.6 shall be interpreted in accordance with the requirements of the Final Treasury Regulations under Section 409A of the Code, it being the intent of the parties that this Section 2.6 shall be in compliance with the requirements of said Code section and said regulations.

2.7  “Code” means the United States Internal Revenue Code of 1986, as amended.

2.8  “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.9  “Common Stock” means the common stock, par value $0.00001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.10  “Company” means Red Mountain Resources, Inc. a Florida corporation, and any successor entity.

2.11  “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12  “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.13  “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of shareholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.14  “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.15  “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.16  “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.17  “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.18  “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the National Association of Securities Dealers, Inc.’s OTC Bulletin Board or Pink OTC Markets, Inc. (previously known as National Quotation Bureau, Inc.); or (d) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.19  “Incentive” is defined in Section 2.2 hereof.

2.20  “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.21  “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

2.22  “Nonqualified Stock Option” means a stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.23  “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.24  “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.25  “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.26  “Participant” means an Employee, Contractor or Outside Director of the Company or a Subsidiary (or other person eligible to participate in the Plan pursuant to Article 4 hereof) to whom an Award is granted under this Plan.

2.27  “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.28  “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.29  “Plan” means this Red Mountain Resources, Inc. 2012 Long-Term Incentive Plan, as amended from time to time.

2.30  Intentionally Omitted.

2.31  “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.32  “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.33  “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.34  “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.35  “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.36  “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.37  “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.38  “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.39  “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.39, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.40  “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.40, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3
ADMINISTRATION

Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

If necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the Exchange Act, membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and/or “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

The Committee may not modify or amend any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price of such Stock Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Stock Option or Stock Appreciation Right. In addition, no Stock Option or Stock Appreciation Right may be granted in exchange for the cancellation or surrender of a Stock Option or Stock Appreciation Right or other award having a higher exercise price.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the Exchange Act, any function relating to a Reporting Participant or a covered employee (as defined in Section 162(m) of the Code) shall be performed solely by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. Notwithstanding the foregoing, to the extent permitted by Applicable Law, an Award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such Award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Participant. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

5.1  Number Available for Awards.  Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is eight million two hundred thousand (8,200,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is eight hundred twenty thousand (820,000) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2  Reuse of Shares.  To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company or shares canceled on account of termination, expiration or lapse of an Award, shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6
GRANT OF AWARDS

6.1  In General.

(a)  The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Incentive Stock Option granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s shareholders for approval; however, the Committee may grant Awards under the Plan prior to the time of shareholder approval. Any such Award granted prior to such shareholder approval shall be made subject to such shareholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)  If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c)  Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2  Option Price.  The Option Price for any share of Common Stock which may be purchased under a Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. If an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3  Maximum ISO Grants.  The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4  Restricted Stock.  If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)  Legend on Shares.  Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Participant to whom such Restricted Stock shall have been awarded. Such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan. During the Restriction Period (defined below), certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Award Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Award Agreement.

(b)  Restrictions and Conditions.  Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)  Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)  Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, with the exceptions that (i) the Participant will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Award Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

(iii)  The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv)  Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5  SARs.  The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. In the case of a Nonqualified Stock Option, a SAR may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a SAR may be granted only at the time of the grant of such Incentive Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6  Restricted Stock Units.  Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7  Performance Awards.

(a)  The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)  Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8  Dividend Equivalent Rights.  The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9  Other Awards.  The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10  Performance Goals.  Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or shareholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to shareholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11  Tandem Awards.  The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

ARTICLE 7
AWARD PERIOD; VESTING

7.1  Award Period.  Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service as set out in the Award Agreement. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive Stock Option may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2  Vesting.  The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8
EXERCISE OR CONVERSION OF INCENTIVE

8.1  In General.  A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2  Securities Law and Exchange Restrictions.  In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3  Exercise of Stock Option.

(a)  In General.  If the Committee imposes conditions upon exercise of a Stock Option, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)  Notice and Payment.  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

(c)  Intentionally Omitted.

(d)  Issuance of Certificate.  Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(e)  Failure to Pay.  Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

(f)  Buyout and Settlement Provisions.  The Committee may at any time, in its sole discretion, offer to purchase a Participant’s Stock Option, at a purchase price not to exceed the “Repurchase Value,” based upon such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made. In the case of a Stock Option or SAR, the “Repurchase Value” shall mean the difference between the Fair Market Value and the Option Price (if lower than the Fair Market Value) and in the case of all other awards, the Fair Market Value, in each case, multiplied by the number of shares subject to the Award.

8.4  SARs.  Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a)  cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b)  that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c)  the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5  Disqualifying Disposition of Incentive Stock Option.  If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which shareholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM

The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will continue to remain effective until such time as no further Awards may be granted and all Awards granted under the Plan are no longer outstanding.

ARTICLE 11
CAPITAL ADJUSTMENTS

In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any Award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the Award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1  No Effect on Company’s Authority.  The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2  Conversion of Incentives Where Company Survives.  Subject to any required action by the shareholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3  Exchange or Cancellation of Incentives Where Company Does Not Survive.  Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4  Cancellation of Incentives.  Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all shares of Common Stock subject to such Stock Options and Awards on the terms set forth in this Plan and the respective Award Agreements respecting such Stock Options and Awards if a Change in Control occurs that is not authorized or otherwise approved by the Board. In addition, notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)  giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)  in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c)  An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15
MISCELLANEOUS PROVISIONS

15.1  Investment Intent.  The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution

15.2  No Right to Continued Employment.  Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3  Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4  Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5  Compliance With Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6  Tax Requirements.  The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7  Assignability.  Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant (i) (A) by gift, for no consideration or (B) pursuant to a domestic relations order, in either case, to or for the benefit of a Participant’s spouse (or former spouse), children, grandchildren stepchildren, parents, stepparents, grandparents, siblings, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty (50) percent beneficial interest, and a foundation in which these persons (or the Participant) control the management of the assets (“Immediate Family Members”) or (ii) to an entity in which the Participant and/or members of the Participant’s Immediately Family Members own more than fifty (50) percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, provided that subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of

Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

15.8  Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9  Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Red Mountain Resources, Inc. 2012 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas and that certain Restricted Stock Award Agreement dated as of __________, 20__, by and between the Company and _______________. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Award Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Award Agreement.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of August 29, 2012, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

Red Mountain Resources, Inc.
By:	/s/ Alan W. Barksdale
Name:	Alan W. Barksdale
Title:	Chief Executive Officer

Attest:
By:	/s/ Stephen Evans
Name:	Stephen Evans
Title:	Secretary

Broadridge Financial Solutions, Inc
1717 Arch Street, Suite1300
Philadelphia PA 19103

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors **Nominees**	0	0	0	________________

01 Alan W. Barksdale 02 Lynden B. Rose 03 Paul N. Vassilakos 04 Richard Y. Roberts 05 Randell K. Ford

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 To approve the Company's 2012 Long-Term Incentive Plan	0	0	0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

0000149834_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

RED MOUNTAIN RESOURCES INC.
Annual Meeting of Shareholders
October 30, 2012 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Alan W. Barksdale and Hilda Kouvelis, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of RED MOUNTAIN RESOURCES INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 AM, CST on 10/30/2012, at Red Mountain Resources, 2515 McKinney Avenue, Dallas, TX 75201, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000149834_2 R1.0.0.11699